EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Bond Index Funds
File Number: 811-4681
Registrant CIK Number: 0000794105


Items 72, 73 and 74 For Series 1, Series 2, Series 3, Series 4 and Series 5

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


Series 1 SEC Identifier S000002564
Class 1 SEC Identifier  C000007062
Class 2 SEC Identifier  C000007063
Class 3 SEC Identifier  C000035216
Class 4 SEC Identifier  C000007064
Class 5 SEC Identifier  C000046844
Class 6 SEC Identifier  C000081425

Item 72DD

1. Total Income dividends for which record date passed during the period                                             $408,508
2. Dividends for a second class of open-end company shares                                                           $931,697
3. Dividends for a third class of open-end company shares                                                            $317,543
4. Dividends for a fourth class of open-end company shares                                                           $692,073
5. Dividends for a fifth class of open-end company shares							     $347,900
6. Dividends for a sixth class of open-end company shares							     $270,011


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.337
        2. Dividends from a second class of open-end company shares                                                 $0.350
        3. Dividends from a third class of open-end company shares                                                  $0.350
        4. Dividends from a fourth class of open-end company shares                                                 $0.353
	5. Dividends from a fifth class of open-end company shares						    $2.598
	6. Dividends from a sixth class of open-end company shares						    $0.355

B)      1. Distributions of capital gains                                                                           $0.051
        2. Distributions of capital gains from a second class of open-end company shares                            $0.051
	3. Distributions of capital gains from a third class of open-end company shares                             $0.051
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.051
        5. Distributions of capital gains from a fifth class of open-end company shares                             $0.387
        6. Distributions of capital gains from a sixth class of open-end company shares                             $0.051

Items 74A-74V

74A-$25,136
74C-$1,721,912
74D-$99,406,703
74I-$4,361,615
74J-$283,878
74L-$981,178
74N-$106,780,422
74o-$4,640,013
74P-$98,396
74R4-$259,197
74T-$101,782,816

U)      1. Number of shares outstanding                                                                            1,143,446
        2. Number of shares outstanding for a second class of shares of open-end company shares                    2,850,213
        3. Number of shares outstanding for a third class of shares of open-end company shares                       993,961
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    2,072,918
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			     175,200
	6. Number of shares outstanding for a sixth class of shares of open-end company shares			     861,996

V)      1. Net asset value per share (to the nearest cent)                                                          11.00
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                11.00
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 11.00
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                11.00
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		    83.31
 	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)		    11.00


Series 2 SEC Identifier S000002563
Class 1 SEC Identifier  C000007060
Class 2 SEC Identifier  C000007061
Class 3 SEC Identifier  C000046843
Class 4 SEC Identifier  C000035215
Class 5 SEC Identifier  C000105310
Class 6 SEC Identifier  C000105311


Item 72DD

1. Total Income dividends for which record date passed during the period                                              $71,522
2. Dividends for a second class of open-end company shares                                                            $74,819
3. Dividends for a third class of open-end company shares                                                            $125,246
4. Dividends for a fourth class of open-end company shares                                                           $143,354
5. Dividends for a fifth class of open-end company shares                                                              $2,653
6. Dividends for a sixth class of open-end company shares                                                              $2,159


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.193
        2. Dividends from a second class of open-end company shares                                                 $0.205
        3. Dividends from a third class of open-end company shares                                                  $1.538
        4. Dividends from a fourth class of open-end company shares                                                 $0.205
        5. Dividends from a fifth class of open-end company shares                                                  $0.050
        6. Dividends from a sixth class of open-end company shares                                                  $0.051


B)      1. Distributions of capital gains                                                                           $0.057
        2. Distributions of capital gains from a second class of open-end company shares                            $0.057
	3. Distributions of capital gains from a third class of open-end company shares                             $0.435
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.057
        5. Distributions of capital gains from a fifth class of open-end company shares                             $0.049
        6. Distributions of capital gains from a sixth class of open-end company shares                             $0.049

Item 74

U)      1. Number of shares outstanding                                                                            358,391
        2. Number of shares outstanding for a second class of shares of open-end company shares                    385,908
        3. Number of shares outstanding for a third class of shares of open-end company shares                      92,600
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    619,370
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      79,412
        6. Number of shares outstanding for a sixth class of shares of open-end company shares                      67,024

V)      1. Net asset value per share (to the nearest cent)                                                          10.61
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                10.61
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 80.80
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                10.61
        4. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 10.61
        4. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 10.61


Series 3 SEC Identifier S000002561
Class 1 SEC Identifier  C000007057
Class 2 SEC Identifier  C000007058
Class 3 SEC Identifier  C000024520
Class 4 SEC Identifier  C000105308
Class 5 SEC Identifier  C000035214
Class 6 SEC Identifier  C000046841


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $77,381
2. Dividends for a second class of open-end company shares                                                         $181,606
3. Dividends for a third class of open-end company shares                                                           $27,725
4. Dividends for a fourth class of open-end company shares                                                             $316
5. Dividends for a fifth class of open-end company shares							    $96,157
6. Dividends for a sixth class of open-end company shares                                                           $83,208

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.425
        2. Dividends from a second class of open-end company shares                                                 $0.437
        3. Dividends from a third class of open-end company shares                                                  $0.442
        4. Dividends from a fourth class of open-end company shares                                                 $0.072
        5. Dividends from a fifth class of open-end company shares                                                  $0.437
        6. Dividends from a sixth class of open-end company shares                                                  $3.183


B)      1. Distributions of capital gains                                                                           $0.178
        2. Distributions of capital gains from a second class of open-end company shares                            $0.178
	3. Distributions of capital gains from a third class of open-end company shares                             $0.178
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.138
	5. Distributions of capital gains from a fifth class of open-end company shares 			    $0.178
        6. Distributions of capital gains from a sixth class of open-end company shares 			    $1.313


Item 74

U)      1. Number of shares outstanding                                                                            180,938
        2. Number of shares outstanding for a second class of shares of open-end company shares                    452,122
        3. Number of shares outstanding for a third class of shares of open-end company shares                      58,527
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      9,090
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                     228,663
        6. Number of shares outstanding for a sixth class of shares of open-end company shares                      32,100



V)      1. Net asset value per share (to the nearest cent)                                                          11.77
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                11.77
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 11.77
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                11.77
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 11.77
        6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 86.63




Series 4 SEC Identifier S000002562
Class 1 SEC Identifier  C000007059
Class 2 SEC Identifier  C000024522
Class 3 SEC Identifier  C000105309
Class 4 SEC Identifier  C000046842


Item 72DD

1. Total Income dividends for which record date passed during the period                                             $108,320
2. Dividends for a second class of open-end company shares                                                           $67,081
3. Dividends for a third class of open-end company shares                                                            $4,263
4. Dividends for a fourth class of open-end company shares                                                           $18,728


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.587
        2. Dividends from a second class of open-end company shares                                                 $0.606
        3. Dividends from a third class of open-end company shares                                                  $0.152
        4. Dividends from a fourth class of open-end company shares                                                 $3.904


B)      1. Distributions of capital gains                                                                           $0.121
        2. Distributions of capital gains from a second class of open-end company shares                            $0.121
	3. Distributions of capital gains from a third class of open-end company shares                             $0.121
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.797



Item 74

U)      1. Number of shares outstanding                                                                            195,984
        2. Number of shares outstanding for a second class of shares of open-end company shares                     84,397
        3. Number of shares outstanding for a third class of shares of open-end company shares                      31,599
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      5,600


V)      1. Net asset value per share (to the nearest cent)                                                           13.91
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 13.91
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  13.91
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 91.40



Series 5 SEC Identifier S000019554
Class 1 SEC Identifier  C000054349
Class 2 SEC Identifier  C000054350
Class 3 SEC Identifier  C000054351


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $589,272
2. Dividends for a second class of open-end company shares                                                        $529,978
3. Dividends for a third class of open-end company shares                                                         $395,423



Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.567
        2. Dividends from a second class of open-end company shares                                                 $1.137
        3. Dividends from a third class of open-end company shares                                                  $0.467

B)      1. Distributions of capital gains                                                                           $0.018
        2. Distributions of capital gains from a second class of open-end company shares                            $0.035
	3. Distributions of capital gains from a third class of open-end company shares                             $0.014


Item 74

U)      1. Number of shares outstanding                                                                          1,078,764
        2. Number of shares outstanding for a second class of shares of open-end company shares                    488,360
        3. Number of shares outstanding for a third class of shares of open-end company shares                     918,435


V)      1. Net asset value per share (to the nearest cent)                                                           14.11
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 27.71
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  11.29

